Exhibit 10.122

EXECUTION COPY

AMENDMENT NO. 5 TO
NOTE PURCHASE AGREEMENT

AMENDMENT NO. 5 TO NOTE PURCHASE AGREEMENT, dated as of August 15, 2005 (the “Amendment”), by and among FIRST INVESTORS RESIDUAL FUNDING LP (“Issuer”), VARIABLE FUNDING CAPITAL CORPORATION, WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), the financial institutions from time to time party thereto and WACHOVIA CAPITAL MARKETS, LLC (successor in interest to First Union Securities, Inc.), as the deal agent (the “Deal Agent”) and collateral agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Note Purchase Agreement, dated as of December 6, 2001 (as amended, modified and waived to the date hereof, the “Note Purchase Agreement”); and

WHEREAS, the parties to the Note Purchase Agreement desire to make certain amendments to the Note Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1. DEFINITIONS

1.1          Interpretation.  All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Note Purchase Agreement unless otherwise defined herein.

1.2          Revised Definitions.

(a)           The definition of “Facility Limit” in Section 1.1 of the Agreement is hereby modified, amended and restated to read in its entirety as follows:

“Facility Limit:  On any day (a) prior to the Termination Date $23,500,000 and (b) from and after the Termination Date zero (0).”

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS

Issuer hereby represents, warrants that each of the representations and warranties made by it or on its behalf in any of the Transaction Documents was true and correct when made and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by it on the date hereof and in this

Amendment. Issuer further represents and warrants to the Deal Agent, the Initial Note Investor, the Liquidity Agent and each Note Investor, that: (i) the execution, delivery and performance by it of this Amendment are within its corporate powers or limited partnership powers, as the case may be, have been duly authorized by all necessary action, will not violate any requirement of law or contractual obligation of Issuer and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues, (iii) no authorization or approval or other action by, and no notice or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Amendment, (iv) this Amendment is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and (v) it is in compliance with all applicable Requirements of Law. The representations and warranties set forth above shall survive the execution of this Amendment.

SECTION 3. EFFECTIVENESS OF THIS AMENDMENT

The terms and provisions of this Amendment shall be effective on the last to occur of receipt by the Deal Agent of (a) an original of this Amendment fully executed by each of the parties hereto and (b) receipt by the Deal Agent by wire transfer in immediately available funds of a renewal fee in the amount of $250,000, which fee shall be fully earned and not refundable in whole or in part upon the execution and delivery of this Amendment.

SECTION 4. PROVISIONS OF GENERAL APPLICATION

4.1          Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects each of the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and any other Transaction Document, the terms of this Amendment shall control. The Note Purchase Agreement and this Amendment shall be read and construed as one agreement.

4.2          Further Assurances.  Issuer and FIFS shall execute and deliver such additional documents and take such additional action as may, in the opinion of the Deal Agent, be necessary or desirable to effectuate the provisions and purposes of this Amendment.

4.3          Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.4          Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Deal Agent, the Collateral Agent or any Secured Party or

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any closing shall affect the representations and warranties or the right of Lenders to rely upon them.

4.5          Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

4.6          Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.8          Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed and delivered as of the day and year first above written.

ISSUER:	FIRST INVESTORS RESIDUAL FUNDING LP

By: FIALAC Holdings, Inc., its sole general
Partner

	By:	/s/ Bennie H. Duck
Name: Bennie H. Duck
Title: Vice President and Chief Financial Officer

[Additional Signatures to Follow]

[Signature Page to Amendment No. 5 to Note Purchase Agreement]

INITIAL NOTE INVESTOR:	VARIABLE FUNDING CAPITAL CORPORATION,

	By:	Wachovia Capital Markets, LLC,
as attorney-in-fact

	By:	/s/ Douglas R. Wilson, SR.
	Name:	DOUGLAS R. WILSON, SR.
	Title:	VICE PRESIDENT

DEAL AGENT and
COLLATERAL AGENT	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ Justin Zakocs
	Name:	Justin Zakocs
	Title:	Vice President

LIQUIDITY AGENT and
LIQUIDITY BANK	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Kevin T. McConnell
	Name:	Kevin T. McConnell
	Title:	Director

[End of Signatures]

[Signature Page to Amendment No. 5 to Note Purchase Agreement]